UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2020
NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue
New York, New York 10016
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NYMT	NASDAQ	Stock Market
7.75% Series B Cumulative Redeemable Preferred Stock,	NYMTP	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference
7.875% Series C Cumulative Redeemable Preferred Stock,	NYMTO	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference
8.000% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock,	NYMTN	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference
7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock,	NYMTM	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

Item 2.02.    Results of Operations and Financial Condition.

The information contained in this Item 2.02 of this Current Report on Form 8-K is being furnished by New York Mortgage Trust, Inc. (the “Company,” “we,” “our” or “us”) pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose preliminary select financial estimates regarding the Company’s results of operations or financial condition as of the quarter ended March 31, 2020.

The Company estimates that, when finally determined, its book value per common share as of March 31, 2020 will be in the range of $3.85 to $3.95. The Company currently expects to report financial results as of and for the three months ended March 31, 2020 after the close of market on May 21, 2020.

The information included in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

When used in this Current Report on Form 8-K and in future filings with the Securities and Exchange Commission (“SEC”) or in other written or oral communications, statements which are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “could,” “would,” “should,” “may”, “expect” or similar expressions, are intended to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and, as such, may involve known and unknown risks, uncertainties and assumptions. Statements regarding the following subjects, among others, may be forward-looking: the estimate of, when finally determined, the Company’s book value per common share as of March 31, 2020, the anticipated date of the Company’s earnings release, the anticipated date of the Company’s filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and the future impacts and risks of the novel coronavirus (COVID-19) on the Company’s business.

Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results and outcomes could differ materially from those projected in these forward-looking statements due to a variety of factors. For example, the preliminary estimate of book value per common share included in this Current Report on Form 8-K is subject to revision as the Company prepares its unaudited condensed consolidated financial statements as of and for the quarter ended March 31, 2020, including all disclosures required by U.S. GAAP, and as the Company’s independent auditors conduct their review of these financial statements. While the Company believes that such preliminary estimate is based on reasonable assumptions, actual results may vary, and such variations may be material. Factors that could cause the Company’s preliminary estimate to differ from the indications presented in this Current Report on Form 8-K include, but are not limited to: (i) additional adjustments in the calculation of, or application of accounting principles for, the financial results as of and for the quarter ended March 31, 2020, (ii) discovery of new information that impacts valuation methodologies underlying these results, (iii) errors in the assessment of preliminary portfolio value and (iv) accounting changes required by U.S. GAAP.

Other factors could cause actual results to differ materially from those projected in these forward-looking statements including, without limitation, changes in interest rates and the market value of the Company’s assets; changes in credit spreads; changes in the long-term credit ratings of the U.S., Fannie Mae, Freddie Mac, and Ginnie Mae; market volatility; changes in prepayment rates on the loans the Company owns or that underlie the Company’s investment securities; increased rates of default and/or decreased recovery rates on the Company's assets; the Company's ability to identify and acquire its targeted assets, including assets in its investment pipeline; changes in the Company’s relationships with its financing counterparties and its ability to borrow to finance its assets and the terms thereof; the Company’s ability to predict and control costs; changes in governmental laws, regulations or policies affecting the Company’s business; the Company’s ability to maintain its qualification as a REIT for federal tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940, as amended; risks associated with investing in real estate assets, including changes in business conditions and the general economy, and conditions in the market for Agency RMBS, non-Agency RMBS, ABS and CMBS securities, residential mortgage loans, structured multi-family investments and other mortgage-, residential housing- and credit-related assets, including changes resulting from the ongoing spread and economic effects of COVID-19 and the impact of actions of governments and other authorities related thereto. These and other risks, uncertainties and factors, including the risk factors described below and in the Company’s reports filed with the SEC pursuant to the Exchange Act, could cause the Company’s actual results to differ materially from those projected in any forward-looking statements it makes. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.01.    Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 8.01    Other Events.
Extension for Filing of Form 10-Q
The ongoing COVID-19 pandemic has caused disruptions in the Company’s day-to-day activities, including requiring the Company’s accounting staff to work from home, which has slowed the Company’s routine quarterly close process. In addition, typical quarter end financial supporting activities, such as mark-to-market price gathering and validation have taken extended amounts of time due to the extreme market volatility in March 2020. This, in turn, has caused and will continue to cause delays in the Company’s ability to complete its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”). As a result, the Company will be relying on the SEC’s Order under Section 36 of the Exchange Act (Release No. 34-88465) to delay the filing of its Quarterly Report. The Company expects to file the Quarterly Report on or around May 26, 2020, and in any event, no later than June 25, 2020, which is 45 days from the original filing deadline of May 11, 2020.
Risk Factor Update
The Company is supplementing the risk factors described under “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2019 (“Form 10-K”) with the additional risk factors set forth below. These supplemental risk factors should be read in conjunction with the other risk factors described in the Form 10-K.
The market and economic disruptions caused by COVID-19 have negatively impacted our business and may continue to do so.
The novel coronavirus (COVID-19) pandemic is causing significant disruptions to the U.S. and global economies and has caused significant volatility, illiquidity and dislocations in the financial markets. The COVID-19 outbreak has led governments and other authorities around the world to impose measures intended to control its spread, including restrictions on freedom of movement and business operations such as travel bans, border closings, business closures, quarantines and shelter-in-place orders. Moreover, the COVID-19 outbreak and certain of the actions taken to reduce its spread have resulted in lost business revenue, rapid and significant increases in unemployment, changes in consumer behavior and significant reductions in liquidity and the fair value of many assets, including those in which we invest. The market and economic disruptions caused by COVID-19 have materially adversely impacted our business.
Since mid-March 2020, markets for mortgage-backed securities (“MBS”) and other credit-related assets have experienced significant volatility, widening credit spreads and sharp declines in liquidity, which has had a material adverse impact on our investment portfolio. A significant portion of our investment securities portfolio and residential loan portfolio was pledged as collateral under daily mark-to-market repurchase agreements. Fluctuations in the value of our portfolio of MBS and whole loans, including as a result of changes in credit spreads, resulted in our being required to post additional collateral with our counterparties under these repurchase agreements. These fluctuations and requirements to post additional collateral were material. In an effort to mitigate the impact to our business from these developments and improve our liquidity, we sold a substantial portion of our MBS portfolio in March 2020, for which we recorded significant realized losses during the quarter ended March 31, 2020. Although these losses will be available to offset certain capital gains that we may have now or in the future, these losses will not reduce the amount that we will be required to distribute under the requirement that we distribute to our stockholders at least 90% of our REIT taxable income (computed without regard to the deduction for dividends paid and excluding net capital gain) each year in order to continue to qualify as a REIT.
In addition, as a result of the disruptions in the financial markets caused by the ongoing COVID-19 pandemic, we recorded a significant amount of unrealized losses during the quarter ended March 31, 2020 due to declines in the fair value of many of our assets. In light of the continued deterioration of the economic environment related to the COVID-19 outbreak, the market for mortgage-related, residential housing-related and credit-related assets may continue to experience significant volatility, illiquidity and dislocations that may result in our recording additional realized and unrealized losses and/or experiencing additional margin calls in the future, which may adversely affect our results of operations, financial condition, liquidity and ability to make distributions to our stockholders.

Our inability to access funding or the terms on which funding is available could have a material adverse effect on our results of operations and financial condition, particularly in light of ongoing market dislocations resulting from the COVID-19 pandemic.

Our ability to fund our operations, meet financial obligations and finance asset acquisitions may be impacted by an inability to secure and maintain our repurchase agreements with our counterparties. Because repurchase agreements are short-term commitments of capital, repurchase agreement counterparties may respond to market conditions in a manner that makes it more difficult for us to renew or replace on a continuous basis our maturing short-term financings and have and may continue to impose more onerous conditions when rolling such financings. If we are not able to renew or roll our existing repurchase agreements or arrange for new financing on terms acceptable to us, or if we default on our financial covenants, are otherwise unable to access funds under our financing arrangements, or if we are required to post more collateral or face larger haircuts on our financings, we may have to dispose of assets at significantly depressed prices and at inopportune times, which could cause significant losses, and may also force us to curtail our asset acquisition activities. If we are faced with a larger haircut in order to roll a financing with a particular counterparty, or in order to move a financing from one counterparty to another, then we would need to make up the difference between the two haircuts in the form of cash, which could similarly require us to dispose of assets at significantly depressed prices and at inopportune times, which could cause significant losses.
Issues related to financing are exacerbated in times of significant dislocation in the financial markets, such as those being experienced now in connection with the COVID-19 pandemic. It is possible that our financing counterparties will become unwilling or unable to provide us with financing, and we could be forced to sell our assets at an inopportune time when prices are depressed or markets are illiquid, which could cause significant losses. In addition, if the regulatory capital requirements imposed on our financing counterparties change, they may be required to significantly increase the cost of the financing that they provide to us, or to increase the amounts of collateral they require as a condition to providing us with financing. Our financing counterparties also have revised, and may continue to revise, their eligibility requirements for the types of assets that they are willing to finance or the terms of such financings, including increased haircuts and requiring additional cash collateral, based on, among other factors, the regulatory environment and their management of actual and perceived risk, particularly with respect to assignee liability. Moreover, the amount of financing that we receive under our repurchase agreements will be directly related to our counterparties’ valuation of our assets that collateralize the outstanding repurchase agreement financing. Typically, repurchase agreements grant the repurchase agreement counterparty the absolute right to reevaluate the fair market value of the assets that cover the amount financed under the repurchase agreement at any time. If a repurchase agreement counterparty determines in its sole discretion that the value of the assets subject to the repurchase agreement financing has decreased, it has the right to initiate a margin call. These valuations may be different than the values that we ascribe to these assets and may be influenced by recent asset sales at distressed levels by forced sellers. A margin call requires us to transfer additional assets to a repurchase agreement counterparty without any advance of funds from the counterparty for such transfer or to repay a portion of the outstanding repurchase agreement financing. We would also be required to post additional collateral if haircuts increase under a repurchase agreement. In these situations, we could be forced to sell assets at significantly depressed prices to meet such margin calls and to maintain adequate liquidity, which could cause significant losses.
Significant margin calls could have a material adverse effect on our results of operations, financial condition, business, liquidity, and ability to make distributions to our stockholders, and could cause the value of our capital stock to decline. As a result of the COVID-19 outbreak, late in the first quarter of 2020, we observed a mark-down of a portion of our assets by our repurchase agreement counterparties, resulting in us having to pay cash or additional securities to satisfy margin calls that were well beyond historical norms. These trends, if continued, could have a material adverse impact on our liquidity and could lead to significant losses.

We expect that the economic and market disruptions caused by COVID-19 will adversely impact the financial condition of our operating partners and the borrowers of our loans and the loans that underlie our investment securities and limit our ability to grow our business.
We are subject to risks related to residential mortgage loans, commercial mortgage loans, preferred equity investments in and mezzanine loans to owners of multi-family properties and certain consumer loans that back our asset-backed securities (“ABS”). Over the near and long term, we expect that the economic and market disruptions caused by COVID-19 will adversely impact the financial condition of our operating partners in which we have made a preferred equity investment or to whom we have provided a mezzanine loan, and the borrowers of our residential mortgage loans and the loans that underlie our residential MBS (“RMBS”), commercial MBS (“CMBS”) and ABS investments. As a result, we anticipate that the number of operating partners and borrowers who become delinquent or default on their financial obligations may increase significantly, and we have been contacted by certain of our operating partners and borrowers who are seeking to defer the payment of principal and/or interest or other payments on certain of our loans and preferred equity investments. When a residential mortgage loan is delinquent, or in default, forbearance or foreclosure, we may be required to advance payments for taxes and insurance associated with the underlying property to protect our interest in the loan collateral when we might otherwise use the cash to invest in our targeted assets or reduce our financings. Such increased levels of payment delinquencies, defaults, foreclosures, forbearance arrangements or losses would adversely affect our business, financial condition, results of operations and our ability to make distributions to our stockholders, and any such impact may be material. Moreover, a number of states are considering or have already implemented temporary moratoriums on the ability of lenders to initiate foreclosures, which could further limit our ability to foreclose and recover against our collateral, or pursue recourse claims (should they exist) against a borrower or operating partner in the event of a default or failure to meet its financial obligations to us.
We expect delinquencies, defaults and requests for forbearance arrangements to rise as savings, incomes and revenues of borrowers, operating partners and other businesses become increasingly constrained from the slow-down in economic activity caused by the COVID-19 pandemic. Any future period of payment deferrals, forbearance, delinquencies, defaults, foreclosures or losses will likely adversely affect our net interest income from preferred equity investments, residential mortgage loans, mezzanine loans and our RMBS, CMBS and ABS investments, the fair value of these assets and our ability to originate and acquire our targeted assets, which would materially and adversely affect us. In addition, to the extent current conditions persist or worsen, we expect that real estate values may decline, which will likely reduce the fair value of our assets and may also reduce the level of new mortgage and other residential real estate-related investment opportunities available to us, which would adversely affect our ability to grow our business and fully execute our investment strategy, could decrease our earnings and liquidity, and may expose us to further margin calls.

Market disruptions caused by COVID-19 may make it more difficult for the loan servicers we rely on to perform a variety of services for us, which may adversely impact our business and financial results.

In connection with our business of acquiring and holding residential mortgage loans and investing in CMBS, non-Agency RMBS and ABS, we rely on third-party service providers, principally loan servicers, to perform a variety of services, comply with applicable laws and regulations, and carry out contractual covenants and terms. For example, we rely on the mortgage servicers who service the mortgage loans we purchase as well as the loans underlying our CMBS, non-Agency RMBS and ABS to, among other things, collect principal and interest payments on such loans and perform loss mitigation services, such as forbearance, workouts, modifications, foreclosures, short sales and sales of foreclosed property. Over the near and long term, we expect that the economic and market disruptions caused by COVID-19 will adversely impact the financial condition of the borrowers of our residential mortgage loans and the loans that underlie our RMBS, CMBS and ABS investments. As a result, we anticipate that the number of borrowers who request a payment deferral or forbearance arrangement or become delinquent or default on their financial obligations may increase significantly, and such increase may place greater stress on the servicers’ finances and human capital, which may make it more difficult for these servicers to successfully service these loans. In addition, many loan servicing activities are not permitted to be done through a remote work setting. To the extent that shelter-in-place orders and remote work arrangements for non-essential businesses continue in the future, loan servicers may be materially adversely impacted. As a result, we could be materially and adversely affected if a mortgage servicer is unable to adequately or successfully service our residential mortgage loans and the loans that underlie our RMBS, CMBS and ABS or if any such servicer experiences financial distress.

Our ability to make distributions to our stockholders has been and may continue to be adversely affected by COVID-19.
We are generally required to distribute to our stockholders at least 90% of our REIT taxable income (excluding net capital gain and without regard to the deduction for dividends paid) each year for us to qualify as a REIT under the Internal Revenue Code, which requirement we have historically satisfied through quarterly distributions of all or substantially all of our REIT taxable income in such year, subject to certain adjustments. However, in light of the negative impact on our liquidity caused by the recent economic and market turmoil resulting from COVID-19, we announced on March 23, 2020 that our Board of Directors elected to suspend the payment of quarterly dividends on our common stock and our 7.75% Series B Cumulative Redeemable Preferred Stock, 7.875% Series C Cumulative Redeemable Preferred Stock, 8.000% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock and 7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock. As of the date of this report, we have not yet reinstated quarterly dividends on any of our capital stock. No assurance can be given that we will be able to reinstate quarterly dividends on our common stock and/or preferred stock or make any other distributions to our stockholders at any time in the future or that the level of any distributions we do make to our stockholders will achieve a market yield or increase or even be maintained over time.
Additionally, in 2017, the Internal Revenue Service issued a revenue procedure permitting “publicly offered” REITs (i.e., REITs required to file annual and periodic reports with the SEC under the Exchange Act) to make elective cash/stock dividends (i.e., dividends paid in a mixture of stock and cash), with at least 20% of the total distribution being paid in cash, to satisfy their REIT distribution requirements. Pursuant to this revenue procedure, we may elect to make future distributions of our taxable income to common stockholders in a mixture of our common stock and cash. Taxable stockholders receiving such distributions will be required to include the full amount of the distribution as ordinary income to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, common stockholders may be required to pay income taxes with respect to such dividends in excess of cash received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sale proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to certain non-U.S. stockholders, we or the applicable withholding agent may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock.
Market disruptions caused by COVID-19 have made it more difficult for us to determine the fair value of our investments.
As discussed in Note 15 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019, market-based inputs are generally the preferred source of values for purposes of measuring the fair value of many of our assets under U.S. GAAP. The markets for our investments have experienced, and continue to experience, extreme volatility, reduced transaction volume and liquidity, and disruption as a result of the ongoing COVID-19 pandemic, which has made it more difficult for us, and for the providers of third-party valuations that we use, to rely on market-based inputs in connection with the valuation of many of our assets under U.S. GAAP. In the absence of market inputs, U.S. GAAP permits the use of management assumptions to measure fair value. However, the considerable market volatility and disruption caused by COVID-19 and the considerable uncertainty regarding the ultimate impact and duration of the pandemic have made it more difficult for our management to formulate assumptions to measure the fair value of certain of our assets.
As a result of these developments, measuring the fair value of many of our assets has become much more difficult. The fair value of certain of our investments may fluctuate over short periods of time, and our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. The value of our common stock, preferred stock and other securities could be adversely affected if our determinations regarding the fair value of these investments were materially higher than the values that we ultimately realize upon their disposal.

We have experienced, and may experience in the future, a decline in the fair value of our investments as a result of COVID-19, which could materially and adversely affect us.
During the quarter ended March 31, 2020, we experienced a significant amount of realized and unrealized losses on our assets. A future decline in the fair value of our investments as a result of COVID-19 may require us to recognize an impairment under U.S. GAAP if we were to determine that, with respect to any assets in unrealized loss positions, we do not have the ability and intent to hold such assets to maturity or for a period of time sufficient to allow for recovery to the original acquisition cost of such assets. If such a determination were to be made, we would recognize unrealized losses through earnings and write down the amortized cost of such assets to a new cost basis, based on the fair value of such assets on the date they are considered to be impaired. Such impairment charges reflect non-cash losses at the time of recognition. The subsequent disposition or sale of such assets could further affect our future losses or gains, as they are based on the difference between the sale price received and adjusted amortized cost of such assets at the time of sale. If we experience a decline in the fair value of our investments, it could materially and adversely affect our business, results of operations, financial condition and ability to make distributions to our stockholders.
Negative impacts on our business caused by COVID-19 may cause us to default on certain financial covenants contained in our financing arrangements.
The repurchase agreements that finance a portion of our investment portfolio, and repurchase agreements we enter into in the future may, contain financial covenants. The negative impacts on our business caused by COVID-19 have and may make it more difficult to meet or satisfy these covenants, and we cannot assure you that we will remain in compliance with these covenants in the future.
If we fail to meet or satisfy any of these covenants, we would be in default under these agreements, which could result in a cross-default or cross-acceleration under other financing arrangements, and the financing counterparties could elect to declare the repurchase price due and payable (or such amounts may automatically become due and payable), terminate their commitments, require the posting of additional collateral and enforce their respective interests against existing collateral. A default also could significantly limit our financing alternatives, which could cause us to curtail our investment activities or dispose of assets when we otherwise would not choose to do so. As a result, a default on any of our financing agreements could materially and adversely affect our business, results of operations, financial condition and ability to make distributions to our stockholders.
Measures intended to prevent the spread of COVID-19 have disrupted our ability to operate our business.
In response to the outbreak of COVID-19 and the federal and state mandates implemented to control its spread, all of our employees are working remotely. If our employees are unable to work effectively as a result of COVID-19, including because of illness, quarantines, office closures, ineffective remote work arrangements or technology failures or limitations, our operations would be adversely impacted. Further, remote work arrangements may increase the risk of cybersecurity incidents and cyber-attacks, which could have a material adverse effect on our business and results of operations, due to, among other things, the loss of investor or proprietary data, interruptions or delays in the operation of our business and damage to our reputation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: May 4, 2020	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer